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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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     Date of Report (Date of earliest event reported): November 6, 1996
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                                  SERAGEN, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-19855                  04-2662345
        --------                    -------                  ----------
     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.
     incorporation)


                 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code; (508) 435-2331

                               Page 1 of 10 pages
                             Exhibit Index on page 4
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ITEM 5. OTHER EVENTS.
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        On November 6, 1996, the Registrant publicly disseminated a press release announcing that the board had elected Reed R. Prior chairman, chief executive officer and treasurer of the Registrant. The board also elected Jean Nichols president, chief technology officer, and a member of the Registrant's board of directors. Both appointments were effective immediately.

        Former vice chairman and chief executive officer, George Masters, announced his retirement but will remain as a consultant to the Registrant. In addition, James Howell, stepped down as chairman, and retired from the board of directors; and chief financial officer, Thomas N. Konatich, resigned from the Registrant, effective November 12th. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c)     Exhibit.

        99.1   The Registrant's press release dated November 6, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Seragen, Inc.
                                        -------------
                                        (Registrant)


   Date:  November 8, 1996               /s/ Reed R. Prior
                                        ----------------------
                                        Reed R. Prior
                                        Chairman of the Board and
                                         Chief Executive Officer


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
                                  EXHIBIT INDEX
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

Exhibit                                                    Sequential
Number             Description                             Page Number
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
99.1               The Registrant's press release dated        5
                   November 6, 1996







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